Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS Q3 GAAP EPS UP 6% TO 52 CENTS; Q3 NON-GAAP EPS UP 5% TO 65 CENTS

Cloud Software as a Service Revenue Up 111%, Trailing Twelve Month Operating Cash Flow of $13.7 Billion

REDWOOD SHORES, Calif., March 20, 2013 — Oracle Corporation (NASDAQ: ORCL) today announced that fiscal 2013 Q3 total revenues were down 1% to $9.0 billion. New software licenses and cloud software subscriptions revenues were down 2% to $2.3 billion. Software license updates and product support revenues were up 7% to $4.3 billion. Hardware systems products revenues were $671 million. GAAP operating income was up 1% to $3.3 billion, and GAAP operating margin was 37%. Non-GAAP operating income was down 1% to $4.2 billion, and non-GAAP operating margin was 47%. GAAP net income was unchanged at $2.5 billion, while non-GAAP net income was down 1% to $3.1 billion. GAAP earnings per share were $0.52, up 6% compared to last year while non-GAAP earnings per share were up 5% to $0.65. GAAP operating cash flow on a trailing twelve-month basis was $13.7 billion.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q3 GAAP earnings per share would have been $0.01 higher at $0.53, up 8%, and Q3 non-GAAP earnings per share would have been approximately $0.01 higher. Total revenues also would have been 1% higher and new software licenses and cloud software subscription revenues would have been 2% higher than reported.

“Our non-GAAP operating margin increased to a Q3 record of 47%, and we expect it to reach an all-time high for the fiscal year,” said Oracle President and CFO, Safra Catz. “Both operating cash flow and free cash flow were at record levels for a Q3, with operating cash flow of $13.7 billion over the last twelve months.”

“The Oracle Cloud is the most robust and comprehensive cloud platform available with services at the infrastructure (IaaS), platform (PaaS) and application (SaaS) level,” said Oracle President, Mark Hurd. “In Q3, our SaaS revenue alone grew well over 100% as lots of new customers adopted our Sales, Service, Marketing and Human Capital Management applications in the Cloud.”

“This month we will begin deliveries of servers based on our new SPARC T5 microprocessor: the fastest microprocessor in the world,” said Oracle CEO, Larry Ellison. “The new T5 servers can have up to eight microprocessors while our new M5 system can be configured with up to thirty-two microprocessors. The M5 runs the Oracle database 10 times faster than the M9000 it replaces.”

Q3 Fiscal 2013 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-6699, Passcode: 591704. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q3 results and Fiscal 2013 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 1437646.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our non-GAAP operating margin reaching an all-time high for the fiscal year, the deliveries of servers based on our new SPARC T5 microprocessor and the configurations of the SPARC T5 servers and M5 systems, are “forward-looking statements” and are subject to material risks and uncertainties.

Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the current European debt crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions, or hardware systems products, or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 20, 2013. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended						% Increase		% Increase (Decrease)
	February 28, 2013	% of Revenues		February 29, 2012	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$2,332	26%		$2,374	26%		(2%	)	0%
Software license updates and product support	4,340	48%		4,051	45%		7%		8%

Software Revenues	6,672	74%		6,425	71%		4%		5%

Hardware systems products	671	8%		869	10%		(23%	)	(22%	)
Hardware systems support	570	6%		604	6%		(6%	)	(5%	)

Hardware Systems Revenues	1,241	14%		1,473	16%		(16%	)	(15%	)

Services Revenues	1,045	12%		1,141	13%		(8%	)	(7%	)

Total Revenues	8,958	100%		9,039	100%		(1%	)	0%

OPERATING EXPENSES
Sales and marketing	1,802	20%		1,700	19%		6%		7%
Software license updates and product support	306	3%		305	3%		1%		2%
Hardware systems products	337	4%		424	5%		(21%	)	(20%	)
Hardware systems support	219	2%		257	3%		(15%	)	(14%	)
Services	854	10%		922	10%		(7%	)	(6%	)
Research and development	1,186	13%		1,145	13%		4%		4%
General and administrative	260	3%		261	3%		0%		1%
Amortization of intangible assets	586	7%		606	7%		(3%	)	(3%	)
Acquisition related and other	32	0%		38	0%		(16%	)	(17%	)
Restructuring	42	1%		64	0%		(35%	)	(36%	)

Total Operating Expenses	5,624	63%		5,722	63%		(2%	)	(1%	)

OPERATING INCOME	3,334	37%		3,317	37%		1%		2%
Interest expense	(205)	(2%	)	(190)	(2%	)	8%		8%
Non-operating (expense) income, net	(39)	(1%	)	21	0%		284%		298%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,090	34%		3,148	35%		(2%	)	0%

Provision for income taxes	586	6%		650	7%		(10%	)	(8%	)

NET INCOME	$2,504	28%		$2,498	28%		0%		2%

EARNINGS PER SHARE:
Basic	$0.53			$0.50
Diluted	$0.52			$0.49
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,735			5,007
Diluted	4,812			5,080

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 28, 2013 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 28, 2013 GAAP	Adj.	February 28, 2013 Non-GAAP	February 29, 2012 GAAP	Adj.	February 29, 2012 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3) (4) (5)	$8,958	$12	$8,970	$9,039	$23	$9,062	(1%	)	(1%	)	0%		0%

TOTAL SOFTWARE REVENUES (3) (4)	$6,672	$10	$6,682	$6,425	$17	$6,442	4%		4%		5%		5%
New software licenses and cloud software subscriptions (3)	2,332	6	2,338	2,374	—	2,374	(2%	)	(2%	)	0%		0%
Software license updates and product support (4)	4,340	4	4,344	4,051	17	4,068	7%		7%		8%		8%

TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,241	$2	$1,243	$1,473	$6	$1,479	(16%	)	(16%	)	(15%	)	(15%	)
Hardware systems products	671	—	671	869	—	869	(23%	)	(23%	)	(22%	)	(22%	)
Hardware systems support (5)	570	2	572	604	6	610	(6%	)	(6%	)	(5%	)	(5%	)

TOTAL OPERATING EXPENSES	$5,624	$(832)	$4,792	$5,722	$(865)	$4,857	(2%	)	(1%	)	(1%	)	0%
Stock-based compensation (6)	172	(172)	—	157	(157)	—	9%		*		9%		*
Amortization of intangible assets (7)	586	(586)	—	606	(606)	—	(3%	)	*		(3%	)	*
Acquisition related and other	32	(32)	—	38	(38)	—	(16%	)	*		(17%	)	*
Restructuring	42	(42)	—	64	(64)	—	(35%	)	*		(36%	)	*

OPERATING INCOME	$3,334	$844	$4,178	$3,317	$888	$4,205	1%		(1%	)	2%		0%

OPERATING MARGIN %	37%		47%	37%		46%	52 bp.		17 bp.		65 bp.		17 bp.

INCOME TAX EFFECTS (8)	$586	$240	$826	$650	$258	$908	(10%	)	(9%	)	(8%	)	(8%	)

NET INCOME	$2,504	$604	$3,108	$2,498	$630	$3,128	0%		(1%	)	2%		1%

DILUTED EARNINGS PER SHARE	$0.52		$0.65	$0.49		$0.62	6%		5%		8%		6%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,812	—	4,812	5,080	—	5,080	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2013, approximately $7 million and $6 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of February 28, 2013, approximately $3 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of February 28, 2013, approximately $2 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2013 and fiscal 2014 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2013			Three Months Ended February 29, 2012
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$32	$(32)	$—	$30	$(30)	$—
Software license updates and product support	5	(5)	—	5	(5)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	7	(7)	—	6	(6)	—
Research and development	86	(86)	—	74	(74)	—
General and administrative	40	(40)	—	41	(41)	—

Subtotal	172	(172)	—	157	(157)	—

Acquisition related and other	8	(8)	—	18	(18)	—

Total stock-based compensation	$180	$(180)	$—	$175	$(175)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of February 28, 2013 was as follows:

Remainder of Fiscal 2013	$582
Fiscal 2014	2,043
Fiscal 2015	1,582
Fiscal 2016	1,020
Fiscal 2017	450
Fiscal 2018	324
Thereafter	661

Total intangible assets, net	$6,662

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 19.0% and 20.7% in the third quarter of fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 21.0% and 22.5% in the third quarter of fiscal 2013 and 2012, respectively. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2013 was primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets, and the disproportionate rate impact of discrete items for the quarter. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2012 was primarily due to income tax effects related to acquired tax exposures, the differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and the disproportionate rate impact of discrete items for the quarter.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended						% Increase		% Increase (Decrease)
	February 28, 2013	% of Revenues		February 29, 2012	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$6,295	24%		$5,921	23%		6%		9%
Software license updates and product support	12,740	49%		12,058	46%		6%		8%

Software Revenues	19,035	73%		17,979	69%		6%		8%

Hardware systems products	2,185	8%		2,851	11%		(23%	)	(22%	)
Hardware systems support	1,730	7%		1,874	7%		(8%	)	(5%	)

Hardware Systems Revenues	3,915	15%		4,725	18%		(17%	)	(15%	)

Services Revenues	3,283	12%		3,501	13%		(6%	)	(3%	)

Total Revenues	26,233	100%		26,205	100%		0%		2%

OPERATING EXPENSES
Sales and marketing	5,120	19%		5,027	19%		2%		4%
Software license updates and product support	860	3%		899	3%		(4%	)	(2%	)
Hardware systems products	1,087	4%		1,367	5%		(20%	)	(19%	)
Hardware systems support	670	3%		798	3%		(16%	)	(14%	)
Services	2,668	10%		2,788	11%		(4%	)	(1%	)
Research and development	3,586	14%		3,297	13%		9%		10%
General and administrative	798	3%		848	3%		(6%	)	(4%	)
Amortization of intangible assets	1,789	7%		1,790	7%		0%		0%
Acquisition related and other (2)	(347)	(1%	)	63	0%		(652%	)	(660%	)
Restructuring	318	1%		217	1%		46%		52%

Total Operating Expenses	16,549	63%		17,094	65%		(3%	)	(1%	)

OPERATING INCOME	9,684	37%		9,111	35%		6%		10%
Interest expense	(588)	(2%	)	(574)	(2%	)	2%		3%
Non-operating (expense) income, net	(24)	0%		42	0%		158%		166%

INCOME BEFORE PROVISION FOR INCOME TAXES	9,072	35%		8,579	33%		6%		9%

Provision for income taxes	1,953	8%		2,050	8%		(5%	)	(1%	)

NET INCOME	$7,119	27%		$6,529	25%		9%		13%

EARNINGS PER SHARE:
Basic	$1.48			$1.30
Diluted	$1.46			$1.28
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,798			5,037
Diluted	4,873			5,118

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 28, 2013 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 2 percentage points and operating income by 4 percentage points.

(2)	Acquisition related and other expenses for the nine months ended February 28, 2013 included a benefit of $306 million related to certain litigation and a net benefit of $118 million due to an acquisition related item.

ORACLE CORPORATION

Q3 FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 28, 2013 GAAP	Adj.	February 28, 2013 Non-GAAP	February 29, 2012 GAAP	Adj.	February 29, 2012 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3) (4) (5)	$26,233	$59	$26,292	$26,205	$66	$26,271	0%		0%		2%		2%

TOTAL SOFTWARE REVENUES (3) (4)	$19,035	$49	$19,084	$17,979	$40	$18,019	6%		6%		8%		8%
New software licenses and cloud software subscriptions (3)	6,295	37	6,332	5,921	—	5,921	6%		7%		9%		9%
Software license updates and product support (4)	12,740	12	12,752	12,058	40	12,098	6%		5%		8%		8%

TOTAL HARDWARE SYSTEMS REVENUES (5)	$3,915	$10	$3,925	$4,725	$26	$4,751	(17%	)	(17%	)	(15%	)	(16%	)
Hardware systems products	2,185	—	2,185	2,851	—	2,851	(23%	)	(23%	)	(22%	)	(22%	)
Hardware systems support (5)	1,730	10	1,740	1,874	26	1,900	(8%	)	(8%	)	(5%	)	(6%	)

TOTAL OPERATING EXPENSES	$16,549	$(2,296)	$14,253	$17,094	$(2,523)	$14,571	(3%	)	(2%	)	(1%	)	0%
Stock-based compensation (6)	536	(536)	—	453	(453)	—	18%		*		18%		*
Amortization of intangible assets (7)	1,789	(1,789)	—	1,790	(1,790)	—	0%		*		0%		*
Acquisition related and other	(347)	347	—	63	(63)	—	(652%	)	*		(660%	)	*
Restructuring	318	(318)	—	217	(217)	—	46%		*		52%		*

OPERATING INCOME	$9,684	$2,355	$12,039	$9,111	$2,589	$11,700	6%		3%		10%		5%

OPERATING MARGIN %	37%		46%	35%		45%	215 bp.		125 bp.		238 bp.		127 bp.

INCOME TAX EFFECTS (8)	$1,953	$630	$2,583	$2,050	$740	$2,790	(5%	)	(7%	)	(1%	)	(5%	)

NET INCOME	$7,119	$1,725	$8,844	$6,529	$1,849	$8,378	9%		6%		13%		8%

DILUTED EARNINGS PER SHARE	$1.46		$1.81	$1.28		$1.64	15%		11%		18%		14%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,873	—	4,873	5,118	—	5,118	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2013, approximately $7 million and $6 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of February 28, 2013, approximately $3 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of February 28, 2013, approximately $2 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2013 and fiscal 2014 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2013			Nine Months Ended February 29, 2012
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$112	$(112)	$—	$86	$(86)	$—
Software license updates and product support	15	(15)	—	13	(13)	—
Hardware systems products	2	(2)	—	1	(1)	—
Hardware systems support	3	(3)	—	4	(4)	—
Services	24	(24)	—	16	(16)	—
Research and development	258	(258)	—	213	(213)	—
General and administrative	122	(122)	—	120	(120)	—

Subtotal	536	(536)	—	453	(453)	—

Acquisition related and other	30	(30)	—	21	(21)	—

Total stock-based compensation	$566	$(566)	$—	$474	$(474)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of February 28, 2013 was as follows:

Remainder of Fiscal 2013	$582
Fiscal 2014	2,043
Fiscal 2015	1,582
Fiscal 2016	1,020
Fiscal 2017	450
Fiscal 2018	324
Thereafter	661

Total intangible assets, net	$6,662

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.5% and 23.9% in the first nine months of fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 22.6% and 25.0% in the first nine months of fiscal 2013 and 2012, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2013 were primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2012 was primarily due to income tax effects related to acquired tax exposures, the differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and the disproportionate rate impact of discrete items for the first nine months of fiscal 2012.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2013	May 31, 2012

ASSETS

Current Assets:
Cash and cash equivalents	$16,101	$14,955
Marketable securities	17,306	15,721
Trade receivables, net	4,169	6,377
Inventories	211	158
Deferred tax assets	829	877
Prepaid expenses and other current assets	2,070	1,935

Total Current Assets	40,686	40,023

Non-Current Assets:
Property, plant and equipment, net	3,034	3,021
Intangible assets, net	6,662	7,899
Goodwill	26,102	25,119
Deferred tax assets	651	595
Other assets	2,315	1,670

Total Non-Current Assets	38,764	38,304

TOTAL ASSETS	$79,450	$78,327

LIABILITIES AND EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$1,250	$2,950
Accounts payable	361	438
Accrued compensation and related benefits	1,557	2,002
Deferred revenues	6,278	7,035
Other current liabilities	2,470	2,963

Total Current Liabilities	11,916	15,388

Non-Current Liabilities:
Notes payable and other non-current borrowings	18,502	13,524
Income taxes payable	3,775	3,759
Other non-current liabilities	1,467	1,569

Total Non-Current Liabilities	23,744	18,852

Equity	43,790	44,087

TOTAL LIABILITIES AND EQUITY	$79,450	$78,327

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended
	February 28, 2013	February 29, 2012
Cash Flows From Operating Activities:
Net income	$7,119	$6,529
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	400	350
Amortization of intangible assets	1,789	1,790
Deferred income taxes	108	(200)
Stock-based compensation	566	474
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	372	123
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(220)	(71)
Other, net	120	67
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,269	2,028
(Increase) decrease in inventories	(48)	139
(Increase) decrease in prepaid expenses and other assets	(241)	87
Decrease in accounts payable and other liabilities	(912)	(1,353)
(Decrease) increase in income taxes payable	(853)	259
Decrease in deferred revenues	(809)	(536)

Net cash provided by operating activities	9,660	9,686

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(24,027)	(29,745)
Proceeds from maturities and sales of marketable securities and other investments	22,359	26,472
Acquisitions, net of cash acquired	(1,592)	(2,833)
Capital expenditures	(467)	(431)

Net cash used for investing activities	(3,727)	(6,537)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(8,204)	(3,457)
Proceeds from issuances of common stock	1,300	513
Payments of dividends to stockholders	(1,433)	(909)
Proceeds from borrowings, net of issuance costs	4,974	—
Repayments of borrowings	(1,700)	(1,405)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	220	71
Distributions to noncontrolling interests	(31)	(163)

Net cash used for financing activities	(4,874)	(5,350)

Effect of exchange rate changes on cash and cash equivalents	87	(181)

Net increase (decrease) in cash and cash equivalents	1,146	(2,382)

Cash and cash equivalents at beginning of period	14,955	16,163

Cash and cash equivalents at end of period	$16,101	$13,781

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2012				Fiscal 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$12,818	$13,129	$13,463	$13,743	$13,993	$13,533	$13,717

Capital Expenditures (2)	(492)	(500)	(509)	(648)	(627)	(710)	(684)

Free Cash Flow	$12,326	$12,629	$12,954	$13,095	$13,366	$12,823	$13,033

% Growth over prior year	46%	45%	36%	22%	8%	2%	1%

GAAP Net Income	$9,035	$9,356	$9,738	$9,981	$10,175	$10,564	$10,571

Free Cash Flow as a % of Net Income	136%	135%	133%	131%	131%	121%	123%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL

REVENUES

New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389		$2,332			$6,295
Software license updates and product support	4,022		3,986		4,051		4,152		16,210		4,140		4,260		4,340			12,740

Software Revenues	5,520		6,034		6,425		8,137		26,116		5,714		6,649		6,672			19,035

Hardware systems products	1,029		953		869		977		3,827		779		734		671			2,185
Hardware systems support	645		625		604		600		2,475		574		587		570			1,730

Hardware Systems Revenues	1,674		1,578		1,473		1,577		6,302		1,353		1,321		1,241			3,915

Services Revenues	1,180		1,180		1,141		1,202		4,703		1,114		1,124		1,045			3,283

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094		$8,958			$26,233

AS REPORTED REVENUE GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%		(2%	)		6%
Software license updates and product support	17%		9%		8%		5%		10%		3%		7%		7%			6%
Software Revenues	17%		7%		8%		6%		9%		4%		10%		4%			6%

Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)	(23%	)		(23%	)
Hardware systems support	4%		(2%	)	(4%	)	(11%	)	(3%	)	(11%	)	(6%	)	(6%	)		(8%	)
Hardware Systems Revenues	(1%	)	(10%	)	(11%	)	(14%	)	(9%	)	(19%	)	(16%	)	(16%	)		(17%	)

Services Revenues	10%		0%		0%		(4%	)	1%		(6%	)	(5%	)	(8%	)		(6%	)

Total Revenues	12%		2%		3%		1%		4%		(2%	)	3%		(1%	)		0%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%		0%			9%
Software license updates and product support	10%		9%		9%		8%		9%		8%		8%		8%			8%
Software Revenues	11%		7%		9%		10%		9%		9%		11%		5%			8%

Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)	(22%	)		(22%	)
Hardware systems support	(3%	)	(3%	)	(3%	)	(7%	)	(4%	)	(6%	)	(5%	)	(5%	)		(5%	)
Hardware Systems Revenues	(8%	)	(10%	)	(11%	)	(11%	)	(10%	)	(15%	)	(16%	)	(15%	)		(15%	)

Services Revenues	5%		0%		1%		0%		1%		0%		(3%	)	(7%	)		(3%	)

Total Revenues	5%		2%		4%		5%		4%		3%		5%		0%			2%

GEOGRAPHIC REVENUES

REVENUES
Americas	$4,226		$4,532		$4,707		$5,771		$19,236		$4,324		$4,787		$4,698			$13,808
Europe, Middle East & Africa	2,704		2,756		2,787		3,314		11,561		2,383		2,701		2,745			7,829
Asia Pacific	1,444		1,504		1,545		1,831		6,324		1,474		1,606		1,515			4,596

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094		$8,958			$26,233

HEADCOUNT

GEOGRAPHIC AREA
Americas	46,338		46,672		47,884		48,901				49,145		49,584		50,402
Europe, Middle East & Africa	22,210		22,725		22,852		22,957				22,584		22,594		22,592
Asia Pacific	40,840		41,901		42,908		43,308				44,170		45,051		45,663

Total Company	109,388		111,298		113,644		115,166				115,899		117,229		118,657

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL

AMERICAS

New software licenses and cloud software subscriptions	$727		$1,027		$1,228		$2,126		$5,107		$814		$1,253		$1,205			$3,271

Hardware systems products	$475		$496		$410		$498		$1,880		$380		$370		$307			$1,056

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	10%		0%		11%		14%		10%		12%		22%		(2%	)		10%
Hardware systems products	(12%	)	(17%	)	(19%	)	(17%	)	(16%	)	(20%	)	(25%	)	(25%	)		(24%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		1%		11%		16%		11%		14%		22%		(1%	)		11%
Hardware systems products	(13%	)	(17%	)	(18%	)	(16%	)	(16%	)	(19%	)	(25%	)	(25%	)		(23%	)

EUROPE / MIDDLE EAST / AFRICA

New software licenses and cloud software subscriptions	$440		$584		$693		$1,166		$2,884		$403		$641		$690			$1,734

Hardware systems products	$344		$272		$265		$260		$1,140		$214		$198		$201			$615

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	25%		2%		(1%	)	(5%	)	1%		(8%	)	10%		0%			1%
Hardware systems products	2%		(17%	)	(20%	)	(24%	)	(15%	)	(38%	)	(27%	)	(24%	)		(30%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	15%		3%		1%		2%		4%		1%		12%		1%			5%
Hardware systems products	(11%	)	(17%	)	(18%	)	(18%	)	(16%	)	(30%	)	(25%	)	(24%	)		(27%	)

ASIA PACIFIC

New software licenses and cloud software subscriptions	$331		$437		$453		$693		$1,915		$357		$495		$437			$1,290

Hardware systems products	$210		$185		$194		$219		$807		$185		$166		$163			$514

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	20%		11%		13%		8%		12%		8%		13%		(3%	)		6%
Hardware systems products	6%		2%		(3%	)	1%		1%		(12%	)	(10%	)	(16%	)		(13%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		8%		11%		13%		11%		12%		13%		1%			8%
Hardware systems products	(5%	)	(1%	)	(6%	)	1%		(3%	)	(10%	)	(12%	)	(14%	)		(12%	)

TOTAL COMPANY

New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389		$2,332			$6,295

Hardware systems products	$1,029		$953		$869		$977		$3,827		$779		$734		$671			$2,185

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%		(2%	)		6%
Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)	(23%	)		(23%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%		0%			9%
Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)	(22%	)		(22%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2013 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

New software licenses and cloud software subscriptions, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software subscriptions contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud software subscriptions contracts and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our new software licenses and cloud software subscriptions revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software subscriptions and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software subscriptions contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.